Exhibit 32.1
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of STAG Industrial, Inc. on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of STAG Industrial, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of STAG Industrial, Inc.

Date: July 28, 2020	/s/ BENJAMIN S. BUTCHER
Benjamin S. Butcher Chairman, Chief Executive Officer and President

/s/ WILLIAM R. CROOKER
William R. Crooker Chief Financial Officer, Executive Vice President and Treasurer